Event Subsequent to December 31, 2023	12 Months Ended
Dec. 31, 2023
Event Subsequent to December 31, 2023 [Abstract]
EVENT SUBSEQUENT TO DECEMBER 31, 2023

NOTE 21 – EVENT SUBSEQUENT TO DECEMBER 31, 2023:

1.

On January 29, 2024, Jeffs’ Brands entered into a private placement transaction pursuant to a securities purchase agreement, with certain institutional investors, providing for the issuance of ordinary shares, pre-funded warrants to purchase ordinary shares, series A warrants to purchase ordinary shares and series B warrants to purchase ordinary shares for aggregate gross proceeds of approximately USD 7.275 million.

The Company did not participate in the private placement and as a result its holdings in Jeffs’ Brands decreased to 13.37% of Jeffs’ Brands issued and outstanding share capital, which resulted in loss of control in Jeffs’ Brands as of January 29, 2024. Accordingly, Jeffs’ Brands is expected to be deconsolidated as of such date.

2.	On January 29, 2024, the Company signed a term sheet for a standby equity purchase agreement with Yorkville Advisors Global LP for an investment of up to USD 15 million over 3 years, in consideration of the Company’s ADS’s. The Company may request a pre-paid advances of up to USD 5 million subject to certain conditions.

3.	On February 8, 2024, the Company and Gix Internet signed an addendum to the loan agreement, effective as of January 1, 2024. Pursuant to the addendum, the loan repayment will be postponed until July 1, 2024. See note 4F.

4.

On April 1, 2024, a lawsuit seeking declaratory judgement was filed in the District Court of Tel Aviv-Jaffa in Israel by minority shareholders of Eventer against Eventer and the Company (together, the “Defendants”). The minority shareholders of Eventer (the “Plaintiffs”), hold in aggregate 31.86% of the outstanding ordinary shares of Eventer.

The Plaintiffs allege, among others, that Defendants violated the agreement whereby the Company acquired control of Eventer (the “Purchase Agreement”), which established a “separation” mechanism, within which certain Plaintiffs were granted an option to convert their shares in Eventer into shares of the Company. The claim alleges that the Company has violated the terms of the Purchase Agreement by refusing to negotiate Eventer’s valuation to enable certain of the Plaintiffs to exercise their option to convert their shares of Eventer into shares of the Company. The Plaintiffs seek an aggregate of NIS 1,229 thousand from Eventer (approximately USD 335 thousand) and seek to convert Eventer’s shares into the Company shares for an aggregate value of NIS 8,602 thousand (approximately USD 2,348 thousand) following which all the Plaintiffs shares in Eventer would be transferred to the Company.

The Company has not yet submitted its response to the District Court of Tel Aviv – Jaffa. The Company’s position is that the lawsuit has no merit, and it intends to defend its position vigorously. As of the date of issuance of these financial statements, the Company is unable to estimate a loss or range of loss of this claim.

5.	On April 1, 2024, the Company changed its name to Xylo Technologies Ltd., following which on April 18, 2024, the Company changed its trading symbol on Nasdaq to “XYLO”

6.	In April 2024, Viewbix Inc. was informed by Cortex, that certain recent developments relating to publishers that are categorized by a number of programmatic advertisers as “Made for Advertising” (MFA) sites, have negatively impacted Cortex’s business and operations. In connection with the foregoing, a significant customer of Cortex recently notified Cortex that in light of the foregoing changes related to MFA, it decided to stop advertising on Cortex’s sites, which decision Cortex anticipates will significantly and negatively impact its future revenue streams.